EXHIBIT 32.2

CERTIFICATION OF PERIODIC FINANCIAL REPORT BY CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K for the annual period ended December 31, 2013, of First Financial Bancorp. (the “Company”), as filed with the Securities and Exchange Commission on February 25, 2014 (the “Report”), I, Anthony M. Stollings, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony M. Stollings
Anthony M. Stollings Executive Vice President, Chief Financial Officer and Chief Administrative Officer

February 25, 2014